Rule 497(e)
                                                          Reg. No. 33-65818
                                                          File No. 811-7862


                              CASH RESOURCE TRUST

             Cash Resource California Tax-Exempt Money Market Fund
              Cash Resource New York Tax-Exempt Money Market Fund

                                   FORM N-1A
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1996


         This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectuses dated November 1, 1996 (each, a "Prospectus") of the Cash Resource California Tax-Exempt Money Market Fund and the Cash Resource New York Tax-Exempt Money Market Fund (each a "Fund" and collectively the "Funds"), as amended from time to time. Each of the Funds is a series of shares of Cash Resource Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the relevant Prospectus. This Statement should be read together with the relevant Prospectus. Investors may obtain a free copy of the Prospectus for either Fund by calling Mentor Distributors, LLC ("Mentor Distributors"), the Trust's distributor, at (800) 382-0016.

                               Table of Contents

Part I                                                                      Page
INVESTMENT RESTRICTIONS......................................................4
MANAGEMENT OF THE TRUST......................................................6
PRINCIPAL HOLDERS OF SECURITIES.............................................10
INVESTMENT ADVISORY AND OTHER SERVICES......................................10
DETERMINATION OF NET ASSET VALUE............................................13
TAXES.......................................................................15
DIVIDENDS AND DISTRIBUTIONS.................................................22
DISTRIBUTION................................................................22
ORGANIZATION................................................................23
PORTFOLIO TURNOVER..........................................................24
CUSTODIAN...................................................................24
INDEPENDENT AUDITORS........................................................24
PERFORMANCE INFORMATION.....................................................25
INVESTMENT PROFESSIONALS OF MENTOR INVESTMENT ADVISORS, LLC.................29
SHAREHOLDER LIABILITY.......................................................29

         Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Fund without an affirmative vote of shareholders of a Fund.

         Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to each Fund.

Tax-Exempt Securities

         General description. As used in the prospectus and in this Statement, the term "Tax-Exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. "California Tax-Exempt Securities" are Tax-Exempt Securities issued by the State of California, or any of its political subdivisions, or its agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, also exempt from California personal income tax. "New York Tax-Exempt Securities" are Tax-Exempt Securities issued by the State of New York, or any of its political subdivisions, or its agencies, instrumentalities, or other governmental units (or of other governmental issuers, such as U.S. territories), the interest from which is, in the opinion of bond counsel, also exempt from New York State and City personal income taxes. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses. Short-term Tax-Exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance such projects as privately operated housing facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may constitute Tax-Exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. Tax-Exempt Securities also include tax-exempt commercial paper, which are promissory notes issued by municipalities to enhance their cash flows.

         Participation interests. A Fund may invest in Tax-Exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-Exempt Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-Exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-Exempt Securities. A Fund may also invest in Tax-Exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-Exempt
Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-Exempt Securities in which it holds such participation interests is exempt from federal, California and New York personal income taxes, as the case may be. No Fund expects to invest more than 5% of its assets in participation interests.

         Stand-by commitments. When a Fund purchases Tax-Exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-Exempt Securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-Exempt Security to a third party at any time. Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

         Yields. The yields on Tax-Exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but Mentor Advisors will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

         "Moral obligation" bonds. The Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Funds.

         Additional risks. Securities in which a Fund may invest, including Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected. There is no assurance that any issuer of a Tax-Exempt Security will make full or timely payments of principal or interest or remain solvent.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of Tax-Exempt Securities for investment by a Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees of the Trust would reevaluate a Fund's investment objectives and policies and consider changes in the structure of the Fund or its dissolution.

Repurchase Agreements

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing a Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of a Fund and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Mentor Advisors will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Securities Loans

         A Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of such Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Mentor Advisors considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Trust.

INVESTMENT RESTRICTIONS

         Each of the following restrictions is applicable to all of the Funds (except where otherwise noted). A restriction may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting or by proxy. A Fund may not:

         1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

         2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

         3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         4. Purchase or sell commodities or commodity contracts.

         5. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies and by entering into repurchase agreements and securities loans.

         6. As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

         7. With respect to 25% of its assets, acquire more than 10% of the voting securities of any issuer.

         8. Invest more than 25% of its assets in any one industry.

         9. Issue any class of securities which is senior to a Fund's shares of beneficial interest, except as consistent with or permitted by the 1940 Act or as permitted by rule or order of the Securities and Exchange Commission.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and those designated in the Prospectus as fundamental, the other investment policies described in the Prospectus and this Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

MANAGEMENT OF THE TRUST

                                                    Principal Occupation
                           Position Held With            During Past
Name and Address                 A Fund                  Five Years

Daniel J. Ludeman*         Chairman and            Chairman and Chief Executive
901 E. Byrd Street         Trustee                 Officer since July 1991,
Richmond, VA 23219                                 Mentor Investment Group, LLC;
                                                   Managing Director of Wheat
                                                   First Securities, Inc. since
                                                   August 1989; Managing
                                                   Director of Wheat First
                                                   Butcher Singer since June
                                                   1991; Director, Wheat First
                                                   Securities, Inc., Mentor
                                                   Income Fund, Inc., and
                                                   America's Utility Fund,
                                                   Inc.; Chairman and Trustee,
                                                   The Mentor Funds; Chairman
                                                   and Trustee, Cash Resource
                                                   Trust.

Arnold H. Dreyfuss         Trustee                 Trustee, The Mentor Funds
P.O. Box 18156                                     and Mentor Institutional
Richmond, Virginia 23226                           Trust; formerly, Chairman
                                                   and Chief Executive Officer,
                                                   Hamilton Beach/Proctor-
                                                   Silex, Inc.

Thomas F. Keller           Trustee                 Dean, Fuqua School of
Fuqua School of Business                           Business, Duke University;
Duke University                                    Trustee, The Mentor Funds
Durham, NC 27706                                   and Mentor Institutional
                                                   Trust.

Louis W. Moelchert, Jr.    Trustee                 Vice President of Business
University of Richmond                             and Finance, University of
Richmond, VA 23173                                 Richmond; Trustee, The
                                                   Mentor Funds and Mentor
                                                   Institutional Trust;
                                                   Director, America's Utility
                                                   Fund, Inc.

Stanley F. Pauley          Trustee                 Chairman and Chief Executive
E.R. Carpenter                                     Officer, E.R. Carpenter
Company, Incorporated                              Company Incorporated;
5016 Monument Avenue                               Trustee, The Mentor Funds;
Richmond, Virginia 23261                           Mentor and Mentor
                                                   Institutional Trust.

Troy A. Peery, Jr.         Trustee                 President, Heilig-Meyers
Heilig-Meyers Company                              Company; Trustee, The Mentor
2235 Staples Mill Road                             Funds and Mentor
Richmond, Virginia 23230                           Institutional Trust.

Peter J. Quinn, Jr.*       Trustee                 President, Mentor
901 E. Byrd Street                                 Distributors, LLC; Managing
Richmond, VA 23219                                 Director, Mentor Investment
                                                   Group, LLC; Managing
                                                   Director, Wheat First
                                                   Butcher Singer, Inc.;
                                                   formerly, Senior Vice
                                                   President/Director of
                                                   Mutual Funds, Wheat First
                                                   Butcher Singer, Inc.

Paul F. Costello           President               Managing Director, Mentor
                                                   Investment Group, LLC and
                                                   Wheat First Butcher Singer;
                                                   President, Mentor Income
                                                   Fund, The Mentor Funds, and
                                                   Cash Resource Trust;
                                                   Director, Mentor Investment
                                                   Advisors, LLC; Executive
                                                   Vice President and Chief
                                                   Administrative Officer,
                                                   America's Utility Fund,
                                                   Inc.; Director, Mentor
                                                   Perpetual Advisers, LLC and
                                                   Mentor Trust Company;
                                                   formerly, Director,
                                                   President and Chief
                                                   Executive Officer, First
                                                   Variable Life Insurance
                                                   Company; President and Chief
                                                   Financial Officer, Variable
                                                   Investors Series Trust;
                                                   President and Treasurer,
                                                   Atlantic Capital & Research,
                                                   Inc.; Vice President and
                                                   Treasurer, Variable Stock
                                                   Portfolio, Inc., Monarch
                                                   Investment Series Trust,
                                                   and GEICO Tax Advantage
                                                   Series Trust; Vice
                                                   President, Monarch Life
                                                   Insurance Company, GEICO
                                                   Investment Services Company,
                                                   Inc., Monarch Investment
                                                   Services Company, Inc., and
                                                   Springfield Life Insurance
                                                   Company.

Terry L. Perkins           Treasurer               Vice President, Mentor
901 E. Byrd Street                                 Investment Group, LLC;
Richmond, VA 23219                                 Treasurer, Mentor
                                                   Institutional Trust, The
                                                   Mentor Funds, and America's
                                                   Utility Fund, Inc.; Trustee,
                                                   Mentor Income Fund, Inc.;
                                                   formerly, Treasurer and
                                                   Comptroller, Ryland Capital
                                                   Management, Inc.

John M. Ivan               Secretary               Managing Director and
North Park Drive                                   Director of Compliance
Glen Allen, VA 23060                               since October 1992, and
                                                   Assistant General Counsel,
                                                   Wheat, First Securities,
                                                   Inc.; Managing Director
                                                   and Assistant Secretary,
                                                   Wheat First Butcher Singer
                                                   Inc.; Clerk, Mentor
                                                   Institutional Trust;
                                                   Secretary, Mentor Income
                                                   Fund, Inc. and The Mentor
                                                   Funds.

________________
* This Trustee is deemed to be an "interested person" of a Fund as defined in the 1940 Act.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         The table below shows the fees paid to each Trustee by the Trust for the 1995 fiscal year and the fees paid to each Trustee by all funds in the Mentor Family (including the Trust) during the 1995 calendar year.

                                                             Total compensation
                            Aggregate compensation                from all
Trustees                        from the Trust                  complex funds

Daniel J. Ludeman                  $     0                       $       0
Arnold H. Dreyfuss                   6,000                          12,200
Thomas F. Keller                     6,000                          12,200
Louis W. Moelchert, Jr.              6,000                          12,200
Stanley F. Pauley                    6,000                          12,200
Troy A. Peery, Jr.                   6,000                          12,200
Peter J. Quinn, Jr.                      0                               0

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

PRINCIPAL HOLDERS OF SECURITIES

         No shares of the Cash Resource New York Tax-Exempt Money Market Fund or the Cash Resource California Tax-Exempt Money Market Fund were outstanding as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

         Under a Management Contract (the "Management Contract") between the Trust and Mentor Investment Advisors, LLC ("Mentor Advisors"), Mentor Advisors, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC, which in turn is a subsidiary of Wheat First Butcher Singer Inc., a diversified financial services holding company.

         Mentor Advisors makes available to the Trust, without expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Mentor Advisors pays the compensation and expenses of officers and executive employees of the Trust. Mentor Advisors also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Mentor Advisors pays the Trust's office rent.

         Under the Management  Contract,  the Trust is  responsible  for all its
other  expenses,   including   clerical   salaries  not  related  to  investment
activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agents of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Mentor Advisors; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of a Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Mentor Advisors has agreed that, if in any year the aggregate expenses of any Fund (including fees pursuant to the Management Contract but excluding interest, taxes, brokerage and distribution fees and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Mentor Advisors will reimburse the Trust for such excess expense. This expense reimbursement obligation is not limited to the amount of Mentor Advisors' fees. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. The most stringent state expense limitation applicable to the Trust presently requires reimbursement of expenses in any year that such expenses exceed the sum of 2.5% of the first $30 million of the average daily net assets, 2.0% of the next $70 million of the average daily net assets, and 1.5% of the average daily net assets over $100 million.

         The Management Contract provides that Mentor Advisors shall not be subject to any liability to the Trust or to any shareholder for any act or omission in the course of, or connected with, its rendering services under the Management Contract in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contract may be terminated without penalty by vote of the Trustees as to any Fund or by the shareholders of that Fund, or by Mentor Advisors on 30 days written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and provides that it will continue in effect from year to year (beginning in 1998) only so long as such continuance is approved at least annually with respect to each Fund by vote of either the Trustees or the shareholders of a Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Mentor Advisors. In such a case, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

         Mentor Advisors may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to it and its affiliates in advising a Fund and other clients, provided that it will always seek best price and execution with respect to transactions. Certain investments may be appropriate for a Fund and for other clients advised by Mentor Advisors. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Mentor Advisors on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Mentor Advisors to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for a Fund may be combined with those of other clients of Mentor Advisors in the interest of achieving the most favorable net results for the Fund.

         Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Mentor Advisors places all orders for the purchase and sale of portfolio securities for the Funds and buys and sells securities for the Funds through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Funds the best price and execution available. In seeking the best price and execution, Mentor Advisors, having in mind the Funds' best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Mentor Advisors receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Mentor Advisors and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds are not reduced because Mentor Advisors and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Management Contract, Mentor Advisors may cause a Fund to pay a broker-dealer which provides brokerage and research services to Mentor Advisors an amount of disclosed commission for effecting a securities transaction for that Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors's authority to cause a Fund to pay any such greater commissions in also subject to such policies as the Trustees may adopt from time to time.

         Brokerage Commissions. It is anticipated that most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Accordingly, it is not anticipated that the Funds will pay significant brokerage commissions. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter. There is generally no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Fund is determined twice each day as of 12:00 noon and as of the close of regular trading (generally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, each Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in a Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by a Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of a Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of a Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of a Fund is declared as a dividend each time it is determined, the net asset value per share of a Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of a Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that a Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a Fund determined at any time is a negative amount, a Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by a Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a Fund.

         Should a Fund incur or anticipate, with respect to its respective portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately a Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

TAXES

         Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. As a series of a Massachusetts business trust, the Funds under present law will not be subject to any excise or income taxes in Massachusetts.

         Other than dividends from the Funds that are excludable from income, distributions from a Fund will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains distributions will be taxable as such, regardless of how long Fund shares are held, while other taxable distributions will be taxed as ordinary income. Loss on the sale of Fund shares held for less than six months will be treated as a long term capital loss to the extent of any capital gain distribution received with respect to such shares (and will be disallowed to the extent of exempt-interest dividends received with respect to such shares).

         In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year. To satisfy these requirements, a Fund may engage in investment techniques that affect the amount, timing and character of its income and distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Each Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Fund is notified that the shareholder has underreported income in the past, or who fails to certify to a Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

         Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Tax-Exempt Money Market Fund consists of obligations the interest on which is exempt from California personal income tax if held by an individual, then that Fund will be qualified to pay dividends that are exempt from California personal income tax. For California personal income tax purposes, distributions from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares. None of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the California Tax-Exempt Money Market Fund will be deductible for California personal income tax purposes in any year in which that Fund pays a dividend that is exempt from California personal income tax.

         A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund's income that was tax-exempt during the period covered by the distribution.

         Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES

California Tax-Exempt Money Market Fund

The table below shows the effect of the tax status of California Tax-Exempt Securities on the effective yield received by their individual holders under the federal income tax and California personal income tax laws currently in effect for 1996. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of California Tax-Exempt Securities yielding from 2.0% to 9.0%.

----------------------------------------------------------------------------------------------------------------------------------

                                                 Combined
                  Taxable Income*               California                                   Tax-exempt yield
                  ______________                    and       ____________________________________________________________________
                                                  Federal
         Joint***                Single***         Rate**     2%        3%       4%       5%        6%       7%       8%     9%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Equivalent taxable yield
----------------------------------------------------------------------------------------------------------------------------------
     $0  -      9,816          $0  -     4,908     15.85%     2.38%     3.57%   4.75%    5.94%    7.13%    8.32%    9.51%  10.70%
  9,817  -     23,264       4,909  -    11,632     16.70%     2.40%     3.60%   4.80%    6.00%    7.20%    8.40%    9.60%  10.80%
 23,265  -     36,714      11,633  -    18,357     18.40%     2.45%     3.68%   4.90%    6.13%    7.35%    8.58%    9.80%  11.03%
 36,715  -     40,100      18,358  -    24,000     20.10%     2.50%     3.75%   5.01%    6.26%    7.51%    8.76%   10.01%  11.26%
 40,101  -     50,968      24,001  -    25,484     32.32%     2.96%     4.43%   5.91%    7.39%    8.87%   10.34%   11.82%  13.30%
 50,969  -     64,414      25,485  -    32,207     33.76%     3.02%     4.53%   6.04%    7.55%    9.06%   10.57%   12.08%  13.59%
 64,415  -     96,900      32,208  -    58,150     34.70%     3.06%     4.59%   6.13%    7.66%    9.19%   10.72%   12.25%  13.78%
 96,901  -    147,700      58,151  -   121,300     37.42%     3.20%     4.79%   6.39%    7.99%    9.59%   11.19%   12.78%  14.38%
147,701  -    263,750     121,301  -   263,750     41.95%     3.45%     5.17%   6.89%    8.61%   10.34%   12.06%   13.70%  15.50%
         over 263,750        over      263,750     45.22%     3.65%     5.48%   7.30%    9.13%   10.95%   12.78%   14.60%  16.93%

------------------
* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"). It assumes that taxable income as defined in the Code is the same as under the California Revenue and Taxation Code; however, California taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal income tax and California personal income tax purposes, these combined rates reflect the marginal rates on taxable income currently in effect for 1996. The maximum marginal California personal income tax rate for 1996 is currently 9.3%, and that is the maximum marginal California personal income tax rate used in the above Table. (These combined rates include the effect of deducting state income taxes on your federal return). On November 5, 1996, however, California voters will vote on a statewide proposition to restore two additional California personal income tax marginal rates for higher income taxpayers, a 10% marginal rate and an 11% marginal rate. If approved by the voters, these higher rates would be effective for taxable years beginning on or after January 1, 1996.
*** The amount of taxable income in certain brackets may be affected by the phase-out of personal exemptions and the limitation on itemized deductions based upon adjusted gross income under the Code, and under the California Revenue and Taxation Code.

Of course, there is no assurance that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations which pay interest exempt from federal income tax and California personal income tax, other income received by the Fund may be taxable. The table does not take into account any state or local taxes payable on Fund distributions except for California personal income tax.

New York Tax-Exempt Money Market Fund

The tables below show the effect of the tax status of New York Tax-Exempt Securities on the effective yield received by their individual holders, in the case of table 1, under the federal income tax and New York State personal income tax laws currently in effect for 1996, and in the case of table 2, under the federal, New York State and New York City personal income tax laws currently in effect for 1996. The tables give the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of New York Tax-Exempt Securities yielding from 3.0% to 8.0%.

TABLE 1

-------------------------------------------------------------------------------------------------------------------------
                                                  1996 Combined
                  Taxable Income*                New York State          New York Tax-Exempt Security Yield of
         ___________________________________       and Federal   ________________________________________________________
         Single                        Joint       Tax Rate**    3.0%     4.0%     5.0%      6.0%       7.0%      8.0%
-------------------------------------------------------------------------------------------------------------------------
                                                                           Equivalent taxable yield if double tax-exempt
-------------------------------------------------------------------------------------------------------------------------
       $0  -    5,500            $0  -  11,000        18.40%     3.68%    4.90%    6.13%     7.35%       8.58%     9.80%
    5,501  -    8,000        11,001  -  16,000        19.25%     3.72%    4.95%    6.19%     7.43%       8.67%     9.91%
    8,001  -   11,000        16,001  -  22,000        20.10%     3.75%    5.01%    6.26%     7.51%       8.76%    10.01%
   11,001  -   24,000        22,001  -  40,100        21.06%     3.80%    5.07%    6.33%     7.60%       8.87%    10.13%
   24,001  -   58,150        40,101  -  96,900        33.13%     4.49%    5.98%    7.48%     8.97%      10.47%    11.96%
   58,151  -  121,300***     96,901  - 147,700***     35.92%     4.68%    6.24%    7.80%     9.36%      10.93%    12.48%
  121,301  -  263,750***    147,701  - 263,750***     40.56%     5.05%    6.73%    8.41%    10.09%      11.78%    13.46%
     over  -  263,750***       over  - 263,750***     43.90%     5.35%    7.13%    8.91%    10.70%      12.58%    14.26%

TABLE 2

----------------------------------------------------------------------------------------------------------------------
                                               1996 Combined
                                              New York State,
                     Taxable Income*           New York City           New York Tax-Exempt Security Yield of
         __________________________________     and Federal  _________________________________________________________
         Single                       Joint     Tax Rate**    3.0%      4.0%      5.0%      6.0%       7.0%      8.0%
----------------------------------------------------------------------------------------------------------------------
                                                                   Equivalent taxable yield if double tax-exempt
----------------------------------------------------------------------------------------------------------------------
       $0  -    5,500           $0  -  11,000      20.92%     3.79%     5.06%    6.32%     7.59%       8.85%    10.12%
    5,501  -    8,000       11,001  -  14,400      21.77%     3.83%     5.11%    6.39%     7.67%       8.95%    10.23%
                            14,001  -  16,000      22.65%     3.88%     5.17%    6.46%     7.76%       9.05%    10.34%
    8,001  -    8,400                              23.01%     3.90%     5.20%    6.49%     7.79%       9.09%    10.39%
    8,401  -   11,000       16,001  -  22,000      23.50%     3.92%     5.23%    6.54%     7.84%       9.15%    10.46%
   11,001  -   15,000       22,001  -  27,000      24.46%     3.97%     5.30%    6.62%     7.94%       9.27%    10.59%
   15,001  -   24,000       27,001  -  40,100      24.79%     3.99%     5.32%    6.65%     7.98%       9.31%    10.64%
   24,001  -   25,000       40,101  -  45,000      36.29%     4.71%     6.28%    7.85%     9.42%      10.99%    12.56%
   25,001  -   58,150       45,001  -  96,900      36.30%     4.71%     6.28%    7.85%     9.42%      10.99%    12.56%
   58,151  -   60,000       96,901  - 108,000      38.95%     4.91%     6.55%    8.19%     9.83%      11.47%    13.10%
   60,001  -  121,300***   108,001  - 147,700***   38.99%     4.92%     6.56%    8.20%     9.84%      11.47%    13.11%
  117,951  -  256,500***   147,001  - 263,750***   43.41%     5.30%     7.07%    8.84%    10.60%      12.37%    14.14%
     over     263,750***      over    263,750***   46.60%     5.62%     7.49%    9.36%    11.24%      13.11%    14.98%

------------------
* This amount represents taxable income as defined in the Code. For purposes of the foregoing tables, it is assumed that the definition of taxable income in the Code is the same as under the New York State and City Personal Income Tax law. However, New York State and City taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For federal tax purposes, these combined rates reflect the marginal rates on taxable income currently in effect for 1996. These rates include the effect of deducting state and, for the second table, state and city taxes on your federal return. For New York purposes, these combined rates reflect the expected New York State and New York City income tax rates and the New York City surcharge rates for 1996.

*** The amount of taxable income in this bracket may be affected by the phase-out of personal exemptions and the limitation on itemized deductions, based upon adjusted gross income, under the Code. A supplemental New York State tax is also phased in for New York adjusted gross income between $100,000 and $150,000 and fully eliminates the benefit of the lower marginal brackets for taxpayers with New York adjusted gross income of $150,000 or more. This adjustment is not reflected in the tables above.

Of course, there is no assurance that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations which pay interest exempt from federal income tax and New York State and City personal income taxes, other income received by the Fund may be taxable. The tables do not take into account any state or local taxes payable on Fund distributions except for the New York State and for table 2, New York City personal income taxes.

DIVIDENDS AND DISTRIBUTIONS

         The net investment income of each of the Funds is determined as of 12:00 noon and as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. New York time) on each day on which the Exchange is open for business. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record as of the close of trading on the Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of a Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as described in the Prospectus.

         Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and amortized market premium.
Amortized market discount is included in interest income. The Trust does not anticipate that any Fund will normally realize any long-term capital gains with respect to its portfolio securities.

DISTRIBUTION

         Mentor Distributors, LLC is the principal underwriter of the continually offered shares of each of the Funds pursuant to a Distribution Agreement between Mentor Distributors and the Trust. Mentor Distributors is not obligated to sell any specific amount of shares of any Fund and will purchase shares of a Fund for resale only against orders for shares.

         The Trust, on behalf of each Fund, has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The purpose of each Plan is to permit a Fund to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Funds, reducing redemptions, or maintaining or improving services provided to shareholders by Mentor Distributors or Financial Institutions. Each Plan provides for payments by each Fund to Mentor Distributors at the annual rate of up to 0.33% of the Fund's average net assets (in the case of the California Tax-Exempt Money Market Fund) and 0.50% of the Fund's average net assets (in the case of the New York Tax-Exempt Money Market Fund), subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plans as to a Fund for such periods as they may determine.

Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees.

         Continuance of a Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan and related agreements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a Plan must be likewise approved by the Trustees and the Qualified Trustees.

         A Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of that Fund. Each Plan terminates automatically in the event of its assignment and may be terminated as to any Fund without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Qualified Trustees.

         In  order  to  compensate  selected  financial  institutions,  such  as investment dealers and banks through which shares of each Fund are sold ("Financial Institutions") for services provided in connection with sales of shares of each Fund and/or for administrative services and the maintenance of shareholder accounts, Mentor Distributors may make periodic payments to qualifying Financial Institutions based on the average net asset value of shares of a Fund which are attributable to shareholders for whom the Financial Institutions are designated as the Financial Institution of record. Mentor Distributors may make such payments at the annual rate of up to 0.33% and 0.50% of the average net asset value of such shares, respectively, for the Cash Resource California Tax-Exempt Money Market Fund and the Cash Resource New York Tax-Exempt Money Market Fund. For this purpose, "average net assets" attributable to a shareholder account means the product of (i) the average daily share balance of the Fund account times (ii) the Fund's average daily net asset value per share. For administrative reasons, Mentor Distributors may enter into agreements with certain Financial Institutions providing for the calculation of "average net assets" on the basis of assets of the accounts of the Financial Institutions' customers on an established day in this period. Mentor Distributors may suspend or modify these payments at any time, and payments are subject to the continuation of the Fund's Distribution Plan described below and the terms of related agreements between Financial Institutions and Mentor Distributors.

ORGANIZATION

         The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Agreement and Declaration of Trust dated June 14, 1993.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, separate votes will be taken by each Fund on matters affecting an individual Fund. For example, a change in a fundamental investment policy for the Cash

Resource California Tax-Exempt Money Market Fund would be voted upon only by shareholders of that Fund. Additionally, approval of the Management Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights. Although the Trust and the Funds are not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, the shares of that Fund would receive the net assets of that Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

         Additional Funds may be created from time to time with different investment objectives. Any additional Funds may be managed by investment advisers or sub-advisers other than Mentor Advisors. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Fund, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Fund of the Trust.

PORTFOLIO TURNOVER

         The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Funds will have no portfolio turnover. Fund turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

CUSTODIAN

         Investors Fiduciary Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

INDEPENDENT AUDITORS

         KPMG Peat Marwick, LLP located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent auditors, providing audit services, tax return preparation and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PERFORMANCE INFORMATION

         The yield of each Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of such Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). A Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         A Fund's tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the Fund's tax-exempt yield. A Fund's tax-equivalent yield will differ for shareholders in other tax brackets.

         From time to time, Mentor Advisors may reduce its compensation or assume expenses of a Fund in order to reduce a Fund's expenses, as described in the Trust's current prospectus. Any such waiver or assumption would increase that Fund's yield during the period of the waiver or assumption.

         Independent statistical agencies measure a Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Fund may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5- year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Fund's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Fund's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Funds may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Funds You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent.

INVESTMENT PROFESSIONALS OF MENTOR INVESTMENT ADVISORS, LLC

R. Preston Nuttall, CFA
Mr. Nuttall has more than thirty years of investment management experience. Prior to his involvement with the Mentor organization, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III
Mr. White has twelve years of investment management experience. Prior to joining the Mentor organization, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

Kathryn T. Allen
Ms. Allen has fifteen years of investment management experience and specializes in tax-free trades. Prior to joining the Mentor organization, Ms. Allen was portfolio group manager at PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustee. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

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